Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for J.P. Morgan Chase Commercial
Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC9 as
reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
A-1
The Bank of New York
13,575,000
20%
One Wall Street
New York, NY 10286

SSB&T Co.
24,380,000
37%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan Chase Bank NA
14,155,000
21%
14201 Dallas Parkway
Dallas, TX 75254

A-2
The Bank of New York
35,991,000
24%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
10,000,000
6%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
92,900,000
63%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

A-3
SSB&T Co.
20,685,000
19%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan Chase Bank NA
56,635,000
54%
14201 Dallas Parkway
Dallas, TX 75254

JPMRGN FIX
13,583,000
13%
34 Exchange Place, Fourth Floor
Jersey City, NJ 07302

Northern Trust
8,750,000
8%
801 S. Canal C-IN
Chicago, IL 60607

A-4
JPM/GW CAP
27,000,000
5%
4 New York Plaza, 21 st Floor
New York, NY 10004

JPMCB/Prudential
36,000,000
7%

14201 Dallas Pkwy, 12 th Floor
Dallas, TX 75240

ML SFKPG
55,000,000
11%
4 Corporate Place
Piscataway, NJ 08854

WCM LLC
58,400,000
12%
301 S. College Street
Charlotte, NC 28288

Citibank
56,042,000
12%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
135,340,000
29%
14201 Dallas Parkway
Dallas, TX 75254

SSB&T Co.
43,795,000
9%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

B
The Bank of New York
10,000,000
36%
One Wall Street
New York, NY 10286

UBSSEC/CMO
16,548,000
60%
299 Park Avenue
New York, NY 10171

C
The Bank of New York
3,774,000
27%
One Wall Street
New York, NY 10286

Citibank
5,000,000
36%
3800 Citibank Center B3-15
Tampa, FL 33610

Mellon Trust of New England, National Association 5,000,000
36%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

D
Citibank
20,661,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

E
The Bank of New York
5,000,000
45%
One Wall Street
New York, NY 10286

Citibank
6,019,000
55%
3800 Citibank Center B3-15
Tampa, FL 33610